SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 20, 1996




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)





           Virginia                      33-97660                54-1088621
(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                  File Number)         Identification No.)



7 North Eighth Street, Richmond, Virginia                               23219
   (Address of principal executive offices)                           (Zip Code)



              (Registrant's telephone number, including area code):
                                 (804) 771-7814


                     The exhibit index is located on page 4.

ITEM 5              OTHER EVENTS.

                    The May, 1996 Statement to Investor Certificateholders was distributed June 20, 1996.

ITEM 7 (C)          EXHIBITS.

                    The following are filed as exhibits to this Report under
                    Exhibit 20:

                    Statement to Investor Certificateholders for the period from May 1, 1996 to May 31, 1996.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIGNET HELOC TRUST 1995-A

                                      By:    SIGNET BANK




                                      By:     /s/ Suzanne Bachman
                                             Suzanne Bachman
                                             Senior Vice President




Date:  June 20, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS



                                                                   SEQUENTIALLY
EXHIBIT                                                              NUMBERED
NUMBER         EXHIBITS                                                PAGE


  1            Statement to Investor Certificateholders                 05
               for the period May 1, 1996 to May 31, 1996.